UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2006

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 Lincoln Ave., Altadena, California		91001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-296-6310

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2005, the Company entered into a Stock Option Agreement ("Option Agreement") with ViaSpace Technologies LLC and SNK Capital Trust ("Optionee"), whereby the Optionee was granted an option to purchase 36,000,000 shares of common stock of the Company. The Option Agreement was filed as Exhibit 2.1 to Form 8-K on June 20, 2005. The option term was based on four milestones and was set to expire no later than February 15, 2007.

As the Company reported in a Form 8-K filed on February 22, 2006, the Optionee timely met the first two milestones of the Option Agreement by exercising the Option Agreement to purchase $1,000,000 of Company common stock prior to August 15, 2005. The third milestone was required to occur on or before February 15, 2006, and required that an additional $1,000,000 of Company common stock was purchased prior to that date. The Optionee remitted $999,980 to the Company; however, the amount was received after February 15, 2006. Thus, the money was received after the expiration period of the option.

On March 21, 2006, a majority of the shareholders of the Company and the Board of Directors of the Company voted to amend the Option Agreement ("Amended Option Agreement") with the Optionee. The Amended Option Agreement replaced the total number of shares of common stock that may be purchased in the Company from 36,000,000 to 10,714,286 and changed the option expiration term from February 15, 2007 to March 31, 2006. The exercise price of the option remained the same. On March 21, 2006, the option exercise money received from SNK after February 15, 2006 was officially accepted by the Company and a Stock Purchase Agreement was executed whereby the Optionee purchased 3,571,357 shares for $999,980. A copy of the Amended Option Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the Stock Purchase Agreement is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

On June 15, 2005, the Company entered into an Agreement and Plan of Merger by and among ViaSpace Technolgies, LLC, Robert Hoegler, and Global-Wide Publication Ltd. (the "Merger") that provided in Section 2.1 that a portion of the shares of common stock issued to SNK Capital as a result of the Merger be considered Held Shares and subject to certain conditions.

On March 21, 2006, a majority of the shareholders of the Company and the Board of Directors of the Company voted to enter into a Stock Settlement Agreement with SNK Capital. The Stock Settlement Agreement removed these conditions related to the Held Shares. A copy of the Stock Settlement Agreement is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 VIASPACE Inc. Amended Option Agreement dated March 21, 2006
10.2 VIASPACE Inc. Stock Purchase Agreement dated March 21, 2006
10.3 VIASPACE Inc. Stock Settlement Agreement dated March 21, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

March 22, 2006	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	VIASPACE Inc. Amendment to Stock Option Agreement
10.2	VIASPACE Inc. Stock Purchase Agreement
10.3	VIASPACE Inc. Stock Settlement Agreement